Significant Subs 12.31.2016

Entity	Jurisdiction
Ares Holdings Inc.	DE
Ares Offshore Holdings, Ltd.	Cayman Islands
Ares Holdco LLC	DE
AOF Holdco LLC	DE
AI Holdco LLC	DE
Ares Holdings L.P.	DE
Ares Offshore Holdings L.P.	Cayman Islands
Ares Investments L.P.	DE
Ares Investment Holdings LLC	DE
Ares Investments Intermediate Holdings, Ltd.	Cayman Islands
Ares Insurance Partners, Ltd.	Cayman Islands
Ares Management Holdings L.P.	DE
Ares Finance Co. LLC	Delaware
Ares Management Worldwide Holdings LLC	DE
Ares AMWH Holdings, Inc.	DE
Ares Master Employee Co-Invest 2015 GP LLC	DE
Ares Management, Inc.	DE
Apollo Real Estate Management GP V, LLC	DE
Ares US Real Estate Opportunity Management GP VI, LLC	Delaware
Ares US Real Estate Opportunity Management VI, L.P.	Delaware
AREA Sponsor Holdings LLC	DE
Ares Management LLC	DE
Ares Operations LLC	DE
Ares Capital Management II LLC	DE
Ares Capital Management LLC	DE
Ares Management Limited	England and Wales
Ares Management UK Limited	England and Wales
AM Services AUS Pty Ltd	Australia
Ares Administrative Services (DIFC) Limited	United Arab Emirates
Ares EIF Management, LLC	DE
Ares Real Estate Acquisition SPV LLC	DE
Ares Real Estate Investment Holdings	Cayman Islands
Ares Real Estate Management Holdings, LLC	DE
Ares CLO Management LLC	DE
Ares CLO Management Holdings Ltd.	Cayman Islands
Ares Capital Management III LLC	DE
Ares Private Account Management I, L.P.	DE
Ares Private Account Management I GP, LLC	DE
Ares Life Holdings LLC	DE

Significant Subs 12.31.2016

Ares Investor Services LLC	DE
ACOF Operating Manager II, L.P.	DE
ACOF Holdings II LLC	DE
ACOF Management II GP LLC	DE
ACOF Management II, L.P.	DE
ACOF Operating Manager III LLC	DE
ACOF Management III GP LLC	DE
ACOF Management III, L.P.	DE
ACOF III Plasco GP Ltd.	Cayman Islands
ACOF Operating Manager IV, LLC	DE
ACOF Management IV GP LLC	DE
ACOF Management IV, L.P.	DE
ACOF IV ATD Co-Invest Management, LLC	Delaware
Ares Asia Management Ltd.	Cayman Islands
Ares Asia Management (HK), Limited	Hong Kong
Ares Investment Advisors (Shanghai) Co. Ltd.	China
EIF US Power II, LLC	DE
EIF Calypso GP, LLC	DE
EIF Channelview GP, LLC	Delaware
EIF US Power III, LLC	DE
EIF US Power IV, LLC	DE
EIF Oregon GP, LLC	Delaware
AEIF Linden GP, LLC	Delaware
Ares EIF Management V LLC	DE
Ares EIF Management V L.P.	DE
ASSF Management IV, L.P.	DE
ASSF Management IV GP LLC	DE
ASSF Operating Manager IV, L.P.	DE
ACE II GP, LLC	DE
Ares Capital Euro GP II, L.P.	Cayman Islands
ACE III GP LLC	DE
ACE III Managing Member Limited	Scotland
ACE III GP (Scotland) LLP	Scotland
ACE III Second Member Limited	Scotland
ACE III GP (Cayman) LP	Cayman Islands
Ares CSF Operating Manager III LLC	DE
Ares CSF Management III, L.P,	Cayman Islands
Ares CSF III Investment Management LLC	DE
ACF GP, LLC	DE
Ares Commercial Finance GP LP	DE

Significant Subs 12.31.2016

ACF Management Investment, LLC	DE
Ares Commercial Finance Management LP	DE
Ares Centre Street GP, Inc.	DE
Ares Centre Street Management, L.P.	DE
Ares CCF GP LLC	DE
Ares CCF GP Limited	Cayman Islands
Ares CCF GP, L.P.	Cayman Islands
Ares ECSF II GP LLC	DE
Ares ECSF II (B) GP, L.P.	Cayman Islands
Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC	DE
Ares Enhanced Loan Investment Strategy Advisor IV, L.P.	DE
Ares CSF Management I GP LLC	DE
Ares CSF Management I, L.P.	Cayman Islands
Ares CSF Operating Manager I, LLC	DE
Ares Enhanced Credit Opportunities Investment Management II, LLC	DE
Ares ICOF II Management, LLC	DE
Ares ICOF Management II GP LLC	DE
Ares ICOF II GP, LLC	DE
Ares ICOF II Capital Investors GP LLC	DE
Ares Enhanced Loan Management IR, L.P.	DE
Ares Enhanced Loan IR GP, LLC	DE
Ares CLO GP IIIR/IVR, LLC	DE
Ares CLO Management IIIR/IVR, L.P.	DE
Ares CLO GP XI, LLC	DE
Ares CLO Management XI, L.P.	DE
Ares CLO GP XXIV, LLC	DE
Ares CLO Management XXIV, L.P.	DE
Ares CLO GP XXV, LLC	DE
Ares CLO Management XXV, L.P.	DE
Ares CLO GP XXVI, LLC	DE
Ares CLO Management XXVI, L.P.	DE
Ares Management Consolidated Holdings, LLC	DE
Ares CLO Management XXXI, L.P.	DE
Ares CLO Management XXXIII, L.P.	DE
Ares CLO Management Intermediate Holdings Ltd.	Cayman Islands
Ares CLO Management Direct Holdings LLC	DE
Ares Commercial Real Estate Management LLC	DE
Ares CA Real Estate Corporation	DE
Ares Commercial Real Estate Servicer LLC	DE
Ares European Real Estate Management GP III, LLC	DE

Significant Subs 12.31.2016

Ares European Real Estate Management III, L.P.	DE
Ares European Real Estate Advisors GP IV, LLC	DE
Ares European Real Estate Advisors GP IV, L.P.	DE
Ares US Real Estate VIII Management, LLC	DE
Ares US Real Estate VIII Capital Advisors, LLC	DE
Ares US Real Estate VIII Advisors, L.P.	DE
Ares US Real Estate VIII Management Holdings, LLC	DE
AC US Fund VIII Blocker Manager LLC	DE
GAM US Fund VIII Blocker Manager LLC	DE
AGF US Fund VIII Blocker Manager LLC	DE
HRL US Fund VIII Blocker GP LLC	DE
AREA European Property Enhancement Management, LLC	DE
Ares AREG EPEP Incentive Holdings LLC	DE
AREG-T Advisors GP III LLC	DE
AREG-T Advisors III L.P.	DE
Ares Sponsor Inc.	DE
AEPEP II N GP, L.P.	DE
AEPEP GP II, LLC	DE
AEPEP (Cayman) GP II, L.P.	Cayman Islands
AEPEP (Scotland) Manager II Limited	Scotland
AEPEP (Scotland) II Limited	Scotland
AEPEP (Scotland) GP II, L.L.P.	Scotland
Ares US Real Estate VII Management, LLC	DE
Ares US Real Estate VII Advisors, L.P.	DE
APResco LLC	DE
Apollo Real Estate Management V L.P.	DE
Ares US Real Estate Dev and Redev Capital Advisors II, LLC	DE
Ares US Real Estate Development and Redevelopment Advisors II, L.P.	DE
Ares CIP US Real Estate Opportunity Advisors, L.P.	DE